Exhibit 10.15

2016

Rules of the Schlumberger

2010 Omnibus Stock Incentive Plan for Employees in France

The Board of Directors (the “Board”) of Schlumberger Limited (the “Company”) has established the Schlumberger 2010 Omnibus Stock Incentive Plan (the “Plan”) in order to retain employees with a high degree of training, experience and ability, to attract new employees whose services are considered particularly valuable, to encourage the sense of proprietorship of such persons and to promote the active interest of such persons in the development and financial success of the Company and its Subsidiaries. This includes the Company’s branch in France and the Company’s subsidiaries in France of which the Company holds directly or indirectly at least 10% of the share capital (the “French Subsidiary”).

Section 21 of the Plan specifically authorizes the Committee to establish sub-plans as the Committee deems appropriate or advisable to implement the Plan.

The Committee, therefore, intends with this document to establish a sub-plan of the Plan for the purpose of granting awards that qualify for the specific treatment applicable to French Qualified Stock Options, French Qualified Restricted Share Units and French Qualified Performance Share Units awards to employees who are resident of France and who are or may become subject to French tax (i.e. income tax and/or social security tax) as a result of awards granted under the Plan (the “French Grantees”). The terms of the Plan, as set out in Appendix 1, 2, 3 & 4 hereto, shall, subject to the modifications in the following rules, constitute the Rules of the 2010 Schlumberger Omnibus Stock Incentive Plan for Employees in France (the “French Plan”).

The adoption of this French Plan shall not confer upon the French Grantees, or any employees of the French Subsidiary, any employment rights and shall not be construed as part of the French Grantees’ employment contracts, if any. Subject to the terms of the Plan, the Committee reserves the right to amend or terminate the French Plan at any time. Such amendments would only apply to future grants and would not be retroactive.

This amendment and restatement of the French Plan is effective as of January 1, 2016 and is adopted as of April 6, 2016.

Appendix 1: French Terms applicable to Stock-Options

It is intended that Stock-Options granted under the French Plan shall qualify for the specific tax and social security charges treatment applicable to French Qualified Stock-Options granted under Articles L. 225-177 to L. 225-186 of the French Commercial Code, as subsequently amended, and in accordance with the relevant provisions set forth by French tax law and the French tax administration. The terms of the French Plan shall be interpreted accordingly and in accordance with the relevant provisions set forth by French tax and social security laws, and relevant Guidelines published by French tax and social security administrations and subject to the fulfillment of legal, tax and reporting obligations.

1.Definitions.

Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Plan. The terms set out below will have the following meanings:

(a)	Option. The term “Option” shall have the following meaning:
(1)	Purchase stock options that are rights to acquire shares of Common Shares of the Company (“Shares”) repurchased by the Company prior to the vesting of the Options; or
(2)	Subscription stock options that are rights to subscribe for newly issued Shares.
(b)

Closed Period. The term “Closed Period” means specific periods as set forth by Article L. 225-177 of the French Commercial Code, as amended, during which French Qualified Stock-Options cannot be granted, so long as such Closed Periods are applicable to Options, as described in Section 8 below.

(c)

Grant Date. The term “Grant Date” shall be the date on which both (a) the French Grantee is designated, and (b) the terms and conditions of the Award including the number of Shares and the method for determining the Exercise Price are specified. In no event shall the Grant Date be during a Closed Period. In such a case, the Grant Date for the French Grantee would be the date described in Section 8 below.

2.Eligibility.

Options may not be granted under this Appendix 1 to an individual:

(a)	unless he is employed by Schlumberger Limited or by a company which is a corporate subsidiary of Schlumberger Limited, as defined in Article 225-197-2 of the French “Code de Commerce” in France; or
(b)

unless he is a director with a management function as defined in Article 225-185 of the French “Code de Commerce” of a company which is a corporate subsidiary of Schlumberger Limited, as defined in Article 225-197-2 of the French “Code de Commerce” in France; or

(c)

who owns more than 10% of the share capital of Schlumberger Limited and who may not therefore be granted an option to satisfy the requirements of sub-paragraph 2 of Article 225-182 of the French “Code de Commerce” in France.

3.Non-Transferability.

Notwithstanding any provision in the Plan and, except in the case of death, Awards cannot be transferred to any third party. In addition, the Awards are only exercisable by the French Grantee during the lifetime of the French Grantee, to the extent applicable.

4.Conditions of the Option/Exercise Price.

(a)

Notwithstanding any provision in the Plan, the terms and conditions of the Options shall not be modified after the Grant Date, except that the Exercise Price and number of Shares subject to the Option may be modified as provided under Section 7 below, or as otherwise in keeping with French law.

(b)	The Options will vest and become exercisable pursuant to the terms and conditions set forth in the Plan, the French Plan and the respective Option agreement delivered to each French Grantee.
(c)

The method for determining the exercise price payable pursuant to Options issued under the French Plan shall be fixed by the Committee on the Grant Date, but in no event shall the Exercise Price per Share be less than the greater of:

(1)

With respect to purchase stock options, the higher of either 80% of the average quotation price of Shares during the 20 days of quotation immediately preceding the Grant Date or 80% of the average purchase price paid for such Shares by the Company;

(2)	With respect to subscription stock options, 80% of the average quotation price of Shares during the 20 days of quotation immediately preceding the Grant Date; and
(3)	The minimum exercise price permitted under Section 5(b) of the Plan.
(d)

The Shares acquired upon exercise of an Option will be recorded in an account in the name of the shareholder with a broker or in such other manner as the Company may otherwise determine in order to ensure compliance with applicable law.

5.Payment of Exercise Price and Withholding.

Notwithstanding any provisions in the Plan, upon exercise or vesting of an Award, as applicable, the full Exercise Price and any required tax and/or social security contributions to be withheld by the French Subsidiary on behalf of the French Grantee will have to be paid either in cash, by check or by wire transfer. No other method of payment is authorized under this French Plan.

6.Adjustments.

Notwithstanding any provision in the Plan, adjustments to the Exercise Price and/or the number of Shares subject to an Award issued hereunder shall be made to preclude the dilution or enlargement of benefits under the Award only in the event of certain transactions by the Company listed under Article L. 225-181 of the French Commercial Code, as amended, a repurchase of Shares by the Company at a price higher than the stock quotation price on the open market, and according to the provisions of Section L. 228-99 of the French Commercial Code, as amended, as well as according to specific decrees.

7.Reorganization.

In the event that a significant decrease in the value of Awards granted to French Grantees occurs or is likely to occur as a result of a reorganization as described in the Plan, the Administrator may, in its sole discretion, but shall not be required to, authorize the immediate vesting and exercise of Awards before the date on which any such reorganization becomes effective. If this occurs, the Awards may not qualify for favorable tax and social security treatment under French law.

8.Closed Periods.

Notwithstanding any provisions in the Plan to the contrary and since Shares are traded on a regulated market, Awards shall not be granted to French Grantees during the Closed Periods defined by Article L. 225-177 of the French Commercial Code, as amended, so long as such Closed Periods are applicable to the Awards. If the Grant Date were to occur during an applicable Closed Period, the Grant Date for French Grantees shall be the first date following the expiration of the Closed Period which would not be a prohibited Grant Date under the Plan rules, as determined by the Administrator.

9.Termination of Employment/Service.

If a termination of employment is due to death, the Award shall be exercisable and vested as set forth in Section 11 below.

In the event of a termination of employment for reasons other than death, the Award shall be exercisable and vested as set forth in the applicable agreement entered into with the French Grantee.

10.Death.

In the event of the death of a French Grantee, all unforfeited Awards shall become immediately vested and exercisable. The French Grantee’s heirs may exercise the Options within six months following the death, but any outstanding Option which remains unexercised shall expire six months following the date of the French Grantee’s death. The six-month exercise period will apply without regard to the term of the Option.

11.Term of the Option.

The term of the Option will be ten years unless otherwise specified in the applicable Option Agreement. This term can be extended only in the event of the death of the French Grantee, and in no event will the term exceed ten years.

12.Interpretation.

In the event of any conflict between the provisions of the present French Plan and the Plan, the provisions of the French Plan shall control for any grants made thereunder to French Grantees.

Appendix 2: French Terms applicable to Restricted Share Units

It is intended that Restricted Share Units granted under the French Plan shall qualify for the specific tax and social security charges treatment applicable to French Qualified Restricted Share Units granted under Articles L.225-197-1 to L.225-197-6 of the French Commercial Code, as subsequently amended, and in accordance with the relevant provisions set forth by French tax law and the French tax administration. The terms of the French Plan shall be interpreted accordingly and in accordance with the relevant provisions set forth by French tax and social security laws, and relevant Guidelines published by French tax and social security administrations and subject to the fulfillment of legal, tax and reporting obligations. The Restricted Share Units granted under this Appendix 2 will be deemed French Qualified Restricted Share Units.

1.	Eligibility

French Qualified Restricted Share Units may not be granted under this Addendum to an individual:

(a)	unless he is employed by Schlumberger Limited or by a company which is a corporate subsidiary of Schlumberger Limited, as defined in Article 225-197-2 of the French “Code de Commerce” in France; or
(b)

unless he is a director with a management function as defined in Article 225-197-1 of the French “Code de Commerce” in France of a company which is a corporate subsidiary of Schlumberger Limited, as defined in Article 225-197-2 of the French “Code de Commerce” in France; or

(c)	who owns more than 10% of the share capital of Schlumberger Limited.
2.	Vesting, Settlement and Delivery of French Qualified Restricted Share Units
(a)	Vesting. French Qualified Restricted Share Units shall vest as provided for in the Share Unit Agreement.
(b)	Settlement. Payment of vested Restricted Share Units shall only be made in shares of Common Stock.
(c)

Delivery. Notwithstanding the vesting date of the Restricted Share Units, under no circumstances, except in case of employee’s death as provided for in section 2 (d) below, shall the delivery of the shares related to a French Qualified Restricted Share Unit occur prior to the third anniversary of the Grant Date.

(d)

Acceleration on Death. Upon Termination of Employment from the Company by reason of employee’s death, all French Qualified Restricted Share Units that are not vested at that time immediately will become vested in full. The Company shall issue the underlying shares to the employee’s heirs, at their request, within six months following the death of the employee. Notwithstanding the foregoing, the employee’s heirs must comply with the restriction on the sale of shares set forth in Section 4 below, to the extent and as long as applicable under French law.
3.	No Sales Restrictions

The sale of shares issued pursuant to the conversion of the French Qualified Restricted Share Units may occur as soon as the shares are delivered to the employee provided the Closed Periods (as defined in section 4) below are respected.

4.	Closed periods

Shares underlying French Qualified Restricted Share Units may not be sold during the following period (“Closed Periods”):

(a)	within the 10 days before or after the publication of the annual accounts;
(b)

within a period beginning with the date at which executives of Schlumberger Limited become aware of any information which, were it to be public knowledge, could have a significant impact on the price of shares in and ending 10 trading days after the information becomes public knowledge.

These Closed Periods will apply to grant of French Qualified Restricted Share Units as long as and to the extent such Closed Periods are applicable under French law.

5.	Non-transferability of French Qualified Restricted Share Units

Except in the case of death, French Qualified Restricted Share Units may not be transferred to any third party.

6.	Adjustments to certain corporate events

Adjustments to the terms and conditions of the French Qualified Restricted Share Units or underlying shares may be made only pursuant to applicable French legal and tax rules. Nevertheless, the Board or the Compensation Committee, at its discretion, may determine to make adjustments in the case of a transaction for which adjustments are not authorized under French law, in which case the Restricted Share Units may no longer qualify as French Qualified Restricted Share Units.

Appendix 3: French Terms applicable to one year and two year Performance Share Units

It is intended that Performance Share Units granted under the French Plan shall qualify for the specific tax and social security charges treatment applicable to French Qualified Performance Share Units granted under Articles L.225-197-1 to L.225-197-6 of the French Commercial Code, as subsequently amended, and in accordance with the relevant provisions set forth by French tax law and the French tax administration. The terms of the French Plan shall be interpreted accordingly and in accordance with the relevant provisions set forth by French tax and social security laws, and relevant Guidelines published by French tax and social security administrations and subject to the fulfillment of legal, tax and reporting obligations. The Performance Share Units granted under this Appendix 3 will be deemed French Qualified Performance Share Units.

1.	Eligibility

French Qualified Performance Share Units may not be granted under this Addendum to an individual:

(a)	unless he is employed by Schlumberger Limited or by a company which is a corporate subsidiary of Schlumberger Limited; or
(b)	unless he is a director with a management function as defined in Article 225-197-1 of the French “Code de Commerce” in France of a company which is a corporate subsidiary of Schlumberger Limited; or
(c)	who owns more than 10% of the share capital of Schlumberger Limited.
2.	Vesting, Settlement and Delivery of French Qualified Performance Share Units
(a)	Vesting. French Qualified Performance Share Units shall vest as provided for in the Share Unit Agreement.
(b)	Settlement. Payment of vested Performance Share Units shall only be made in shares of Common Stock.
(c)

Delivery. Notwithstanding the vesting date of the Performance Share Units, under no circumstances, except in case of employee’s death as provided for in section 2 (d) below, shall the delivery of the shares related to a French Qualified Performance Share Unit occur prior to the second anniversary of the Grant Date.

(d)

Acceleration on Death. Upon Termination of Employment from the Company by reason of employee’s death, all French Qualified Performance Share Units that are not vested at that time immediately will become vested in full. The Company shall issue the underlying shares to the employee’s heirs, at their request, within six months following the death of the employee. Notwithstanding the foregoing, the employee’s heirs must comply with the restriction on the sale of shares set forth in Section 4 below, to the extent and as long as applicable under French law.

However, the employee’s heirs shall not need to comply with the restriction on the sale of shares set forth in Sections 3 below.
3.	Sales Restrictions

The sale of shares issued pursuant to the conversion of the French Qualified Performance Share Units may not occur prior to the expiration of a two-year period as calculated from the date the Performance Share Units are converted into shares or such other period as is required to comply with the minimum mandatory holding period applicable to French Qualified Performance Share Units under Article L. 225-197-1 of the French Commercial Code. Notwithstanding the above, in case of employee’s death, the employee’s heirs shall not need to comply with the restriction on the sale of shares. In addition, in the event of the 2nd or 3rd category disability (as defined under Article L.341-4 of the French Social Security Code) of an employee, the employee shall not need to comply with the restriction on the sale of Shares.

4.	Closed periods

Shares underlying French Qualified Performance Share Units may not be sold during the following period (“Closed Periods”):

(a)	within the 10 days before or after the publication of the annual accounts;
(b)

within a period beginning with the date at which executives of Schlumberger Limited become aware of any information which, were it to be public knowledge, could have a significant impact on the price of shares in and ending 10 trading days after the information becomes public knowledge.

These Closed Periods will apply to grant of French Qualified Performance Share Units as long as and to the extent such Closed Periods are applicable under French law.

5.	Non-transferability of French Qualified Performance Share Units

Except in the case of death, French Qualified Performance Share Units may not be transferred to any third party.

6.	Employee’s account

The shares issued pursuant to the French Qualified Performance Share Units shall be recorded in an account in the name of the employee with the Company or in such other manner as the Company may otherwise determine in order to ensure compliance with the sale restrictions set forth above in section 3.

7.	Adjustments to certain corporate events

Adjustments to the terms and conditions of the French Qualified Performance Share Units or underlying shares may be made only pursuant to applicable French legal and tax rules. Nevertheless, the Board or the Compensation Committee, at its discretion, may determine to make adjustments in the case of a transaction for which adjustments are not authorized under

French law, in which case the Performance Share Units may no longer qualify as French Qualified Performance Share Units.

Appendix 4: French Terms applicable to three year Performance Share Units

It is intended that Performance Share Units granted under the French Plan shall qualify for the specific tax and social security charges treatment applicable to French Qualified Performance Share Units granted under Articles L.225-197-1 to L.225-197-6 of the French Commercial Code, as subsequently amended, and in accordance with the relevant provisions set forth by French tax law and the French tax administration. The terms of the French Plan shall be interpreted accordingly and in accordance with the relevant provisions set forth by French tax and social security laws, and relevant Guidelines published by French tax and social security administrations and subject to the fulfillment of legal, tax and reporting obligations. The Performance Share Units granted under this Appendix 4 will be deemed French Qualified Performance Share Units.

1.	Eligibility

French Qualified Performance Share Units may not be granted under this Addendum to an individual:

(a)	unless he is employed by Schlumberger Limited or by a company which is a corporate subsidiary of Schlumberger Limited; or
(b)	unless he is a director with a management function as defined in Article 225-197-1 of the French “Code de Commerce” in France of a company which is a corporate subsidiary of Schlumberger Limited; or
(c)	who owns more than 10% of the share capital of Schlumberger Limited.
2.	Vesting, Settlement and Delivery of French Qualified Performance Share Units
(a)	Vesting. French Qualified Performance Share Units shall vest as provided for in the Share Unit Agreement.
(b)	Settlement. Payment of vested Performance Share Units shall only be made in shares of Common Stock.
(c)

Delivery. Notwithstanding the vesting date of the Performance Share Units, under no circumstances, except in case of employee’s death as provided for in section 2 (d) below, shall the delivery of the shares related to a French Qualified Performance Share Unit occur prior to the third anniversary of the Grant Date.

(d)

Acceleration on Death. Upon Termination of Employment from the Company by reason of employee’s death, all French Qualified Performance Share Units that are not vested at that time immediately will become vested in full. The Company shall issue the underlying shares to the employee’s heirs, at their request, within six months following the death of the employee. Notwithstanding the foregoing, the employee’s heirs must comply with the restriction on the sale of shares set forth in Section 4 below, to the extent and as long as applicable under French law.

3.	No Sales Restrictions

The sale of shares issued pursuant to the conversion of the French Qualified Performance Share Units may occur as soon as the shares are delivered to the employee provided the Closed Periods (as defined in section 4 below) are respected.

4.	Closed periods

Shares underlying French Qualified Performance Share Units may not be sold during the following period (“Closed Periods”):

(a)	within the 10 days before or after the publication of the annual accounts;
(b)

within a period beginning with the date at which executives of Schlumberger Limited become aware of any information which, were it to be public knowledge, could have a significant impact on the price of shares in and ending 10 trading days after the information becomes public knowledge.

These Closed Periods will apply to grant of French Qualified Performance Share Units as long as and to the extent such Closed Periods are applicable under French law.

5.	Non-transferability of French Qualified Performance Share Units

Except in the case of death, French Qualified Performance Share Units may not be transferred to any third party.

6.	Adjustments to certain corporate events

Adjustments to the terms and conditions of the French Qualified Performance Share Units or underlying shares may be made only pursuant to applicable French legal and tax rules. Nevertheless, the Board or the Compensation Committee, at its discretion, may determine to make adjustments in the case of a transaction for which adjustments are not authorized under French law, in which case the Performance Share Units may no longer qualify as French Qualified Performance Share Units.